FIRST CONNECTICUT
     CAPITAL CORPORATION



September 9, 1998


Dear Shareholder,


         It has been three years since our last annual meeting. Since that time changes have occurred of which many are very positive. On the negative side, however, we sadly report that our Chairman, beloved friend and colleague, James
M. Breiner, passed away after a long illness on July 12, 1998. Mr. Breiner, a founder of this institution, will be sadly missed.

         On the brighter side, we are happy to report that the company is profitable and very active in the mortgage business We continue to take measures to insure our success as an ongoing financial institution. The company has relocated its office to 1000 Bridgeport Ave. in Shelton, CT. As a result of this move, we were able to negotiate a much more favorable lease. Other cost cutting measures include: staff reduction, termination of the companies Profit Sharing Plan, selection of a much less expense health insurance program, and disposal of several company owned vehicles.

         The current business operation is best described as that of a portfolio lender. Mortgages are originated, processed and serviced in house. All of these loans are short term in nature and are secured predominately by residential properties. The bulk of the portfolio are first mortgages at very conservative loan to value ratios. All of the funding for this portfolio, thus far, has come from private investors, past participants and friends. We continue to explore new funding sources to meet our growing demand for this type of "niche" lending.

         In an effort to further our goal of profitability and success, we are proposing a new slate of Directors who will not only bring youth and vitality to the company, but business opportunities and new funding sources as well. We feel that this proposed new board will contribute greatly to the future success of this company.

         We would like to express our gratitude to the present Board of Directors for their many years of past service, support and loyalty to the company. We would also like to thank our shareholders for their patience and understanding during these difficult years. We are optimistic about the future of this company and hope you will continue to support our efforts.


Very Truly Yours,


/s/ Lawrence R. Yurdin                            /s/ David Engelson
  Lawrence R. Yurdin                                David Engelson
     President                                   Chairman of the Board

                              THE FIRST CONNECTICUT
                               CAPITAL CORPORATION
                             1000 BRIDGEPORT AVENUE
                           SHELTON, CONNECTICUT 06484

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                October 20, 1998

                                   ----------



To the Stockholders:

       NOTICE is hereby given that the Annual Meeting of Stockholders of THE FIRST CONNECTICUT CAPITAL CORPORATION (the "Company") will be held at the First Union Bank, Shelton Square Office, Greater Valley Chamber of Commerce, Conference Room, 2nd Floor, 900 Bridgeport Avenue, Shelton, Connecticut on October 20, 1998 at 9:00 a.m. for the following purposes:

       ( 1 )  To elect six Directors for the ensuing year;

       ( 2 ) To approve the appointment of the firm of Deloitte & Touche as auditors of the Company for the fiscal year ending March 31, 1999;

       ( 3 ) To transact any other business that may properly come before the meeting or any adjournment thereof.

       Stockholders of record on the books of the Company at close of business on August 24, 1998 will be entitled to vote at the meeting.

       So far as management is at present aware, no business will come before the annual meeting other than the matters set forth above.

       You are cordially invited to attend this meeting. Whether or not you plan to be present, kindly fill in, date and sign the enclosed proxy exactly as your name appears on the proxy and mail it promptly so your vote can be recorded. Your vote is important regardless of the number of shares you own. A return envelope is enclosed for your convenience which requires no postage if mailed within the United States. The giving of this proxy will not affect your right to vote in person in the event you find it convenient to attend the meeting.

                                       By order of the Board of Directors,



                                             /s/ Priscilla E. Ottowell
                                              Priscilla E. Ottowell
                                                    SECRETARY

Dated: September 9, 1998
Shelton, CT.

                              THE FIRST CONNECTICUT
                               CAPITAL CORPORATION
                             1000 BRIDGEPORT AVENUE
                           SHELTON, CONNECTICUT 06484

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                          SOLICITATION AND USE OF PROXY


       The enclosed proxy is solicited by The First Connecticut Capital Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at 9:00 a.m. on Tuesday, October 20, 1998 at the First Union Bank, Shelton Square Office, Greater Valley Chamber of Commerce, Conference Room, 2nd Floor, 900 Bridgeport Avenue, Shelton, Connecticut or any adjournment thereof for the purposes set forth in the attached Notice of Meeting. The approximate date on which this Proxy Statement and the enclosed proxy is first sent or given to stockholders is September 9, 1998.

       The shares represented by a duly executed proxy received by the Secretary in the accompanying form prior to the meeting and not revoked will be voted and if a choice is specified in the spaces provided therefor in the proxy the shares will be voted in accordance therewith. In the absence of such instructions, the proxy will vote IN FAVOR OF the proposals set forth in the Notice of Meeting. If any other matters are properly brought before the meeting, the enclosed proxy gives discretionary authority to the persons named in such proxy to vote the shares in accordance with their best judgment. Any stockholder giving a proxy may revoke it by giving written notice to the Secretary of the Company at any time prior to its use at the meeting. The mailing address of the principal executive office of the Company is 1000 Bridgeport Avenue, Shelton, Connecticut 06484.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

       Only stockholders of record at the close of business on August 24, 1998 will be entitled to vote at the meeting. The securities of the Company entitled to vote at the Meeting are 1,173,382 outstanding shares of Common Stock. Each share shall be accorded one vote. As of March 31, 1998, Mr. Robert E. Humphreys of 64 Alcott Street, Acton, Massachusetts 01720, members of his immediate family and affiliated trusts were the beneficial owners of 114,900 shares of Common Stock constituting 9.79% of the total outstanding shares of the Company's Common Stock. Mr. Humphreys is not an executive officer or director of the Company. Other than such beneficial owners, to the knowledge of the Company, no stockholder owns more than 5% of the Company's outstanding Common Stock.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

       At the Annual Meeting, it is proposed to elect six directors, each to hold office for a term of one year, and until his successor shall have been chosen and qualified. David Engelson and Lawrence R. Yurdin, nominees are presently serving as directors and were elected at the last annual meeting of stockholders of the Company which was held on September 14, 1995. New nominations proposed for the Board of Directors of the Company are Jan E. Cohen, Thomas D'Addario, Ronald Farrell and Michael L. Goldman. Unless otherwise specified, the persons named in the accompanying form of proxy shall vote such proxy for the election of the directors named below who will constitute the new Board of Directors, and as to whom the following information is submitted.





----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES OF
                                                                                                  COMMON STOCK       PERCENTAGE
                                                 BUSINESS EXPERIENCE                FIRST         BENEFICIALLY           OF
            NAME                AGE              DURING PAST 5 YEARS               ELECTED         OWNED AS OF       OUTSTANDING
                                               AND OTHER DIRECTORSHIPS           A DIRECTOR     AUGUST 24,1998(1)      SHARES
----------------------------------------------------------------------------------------------------------------------------------
DAVID ENGELSON                   77     Chairman of the Board of the                1960             43,605            3.716%
                                           Company; Director of The
                                           State Street Mortgage
                                           Company
LAWRENCE R. YURDIN               58     President of the Company;                   1986             21,707            1.850%
                                           Director of The State Street
                                           Mortgage Company  (2)
JAN E. COHEN                     41     CEO, President and Director                  N/A              2,113            0.180
                                           CF Industries, Inc.; CEO,
                                           LLC Manager and Director
                                           of W & D Acquisitions LLC;
                                           CEO and LLC Manager of
                                           The Brilco Business Center;
                                           Managing Director of King
                                           Data Hardware Solutions;
                                           Member of the American
                                           Institute of Certified Public
                                           Accountants and the Conn.
                                           Society of CPA's
THOMAS D'ADDARIO                 46     Vice President of Mario                      N/A             15,700            1.340%
                                           D'Addario Buick, Inc.; Vice
                                           President of Mario
                                           D'Addario Limousine Srv;
                                           Managing Partner of MDDJ
                                           Limited; Director of The
                                           Connecticut Automotive
                                           Trades Assoc.; Director of
                                           the Shelton Economic
                                           Development. Corp.;
                                           Director of the Foundation
                                           of the Housatonic Technical
                                           Community College
RONALD FARRELL                   54     Principal owner, Vice                        N/A               -0-               N/A
                                           President and Operating
                                           Officer of the Kaufman Fuel
                                           Company
MICHAEL L. GOLDMAN               37     Principal in the law firm of                 N/A             16,921            1.440%
                                           Goldman, Gruder & Woods,
                                           LLC; Director and President
                                           of The State Street Mortgage
                                           Company
----------------------------------------------------------------------------------------------------------------------------------
All directors and executive officers as a group (six) persons..                                     100,046            8.526%

(1) Based on information furnished to the company by the person named or his agent. Includes shares owned by the director as custodian or trustee for minor children. All directors disclaim beneficial ownership of these share.

(2) Mr. Yurdin is the son-in-law of Mr. Engelson, Chairman of the Board and a Director of the Company.

                MEETING OF THE BOARD OF DIRECTORS AND COMMITTEES

       The Board of Directors held 12 meetings since the last annual meeting of the Company which was held on September 14, 1995, includes three meetings held during the last fiscal year.

       The Board of Directors has a standing Audit Committee, and Stock Option Committee, but no Compensation or Nominating Committee. Member of the Audit Committee are Messrs. Engelson and D'Addario. This Committee met once during the last fiscal year to review audit procedures and internal controls with the independent auditors and to review results of compliance audits conducted by various government agencies. The Stock Option Committee is composed of the entire Board of Directors and did not meet during the last fiscal year.

       All directors attended over seventy-five percent of the Board meetings and the Committees of the Board of which they are members, except Mr. Freda. Directors, except Messers Engelson and Yurdin, receive a fee of $300.00 per meeting for serving on the Board or such committies.


                       COMPENSATION OF EXECUTIVE OFFICERS

       The following summary compensation table sets forth certain information regarding the annual and long-term compensation of David Engelson and Lawrence
R. Yurdin, who together perform the function of Chief Executive Officer, for each of the last three fiscal years. No officer of the Company receives salary and bonus of $100,000.


                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                           ANNUAL COMPENSATION              LONG TERM COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                               OTHER      AWARDS                PAYOUTS
                                                                               ANNUAL   RESTRICTED  OPTIONS/               ALL OTHER
          NAME AND                                                            COMPEN-      STOCK      SARS       LTIP        COMPEN-
          PRINCIPAL                    YEAR              SALARY      BONUS     SATION     AWARDS      (#)       PAYOUTS      SATION
          POSITION                     ENDED               (S)        ($)       ($)         ($)                   ($)          ($)
          --------                     -----               ---        ---       ---         ---                   ---          ---

DAVID ENGELSON                        03/31/98            $12,000       0         0         None        0         None          0
   CHAIRMAN OF THE BOARD              03/31/97            $38,493       0         0         None        0         None          0
                                      03/31/96            $54,044       0         0         None        0         None          0

LAWRENCE R. YURDIN                    03/31/98            $67,500       0         0         None        0         None          0
   PRESIDENT                          03/31/97            $54,997       0         0         None        0         None          0
                                       03/3196            $59,708       0         0         None        0         None          0
------------------------------------------------------------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

       Two (2) directors and officers and one (1) nominee of the Company are also officers of The State Street Mortgage Company, which made first and second mortgage loans to commercial and residential borrowers. The State Street Mortgage Company is in the process of liquidation and does not compete with the Company.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                                   PROPOSAL 2
                              ELECTION OF AUDITORS

         Upon the approval of a majority of the stockholders, a resolution will be adopted appointing the firm of Deloitte & Touche, who have no direct or indirect affiliation with, or financial interest in, the Company, as auditors to examine and report upon the financial statements of the Company for the fiscal year ending March 31, 1999. For the fiscal year ended March 31, 1998, Deloitte & Touche examined the Company's financial statements included in the Company's report to shareholders. A representative of the firm of Deloitte & Touche is expected to be available to respond to appropriate questions.

         The Company and its accountants did not have any "disagreements" as defined in Item 304 of Regulation S-K of the SEC during the two most recent fiscal years of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                            EXPENSES OF SOLICITATION

         The solicitation of proxies in the form enclosed is made on behalf of the management of the Company and by authority of its Board of Directors. The expenses in connection with the solicitation of Proxies, including the cost of preparing, handling, printing and mailing the Notice of Annual Meeting of Stockholders, proxy and Proxy Statement will be borne by the Company. Solicitations will be made only by use of the mails except, that if necessary, management may solicit proxies by advertising, telephone, telegraph, cable and personal interviews. In connection with this solicitation of proxies, management may use the services of directors, officers and regular employees, who will be reimbursed for their actual out of pocket expenses incurred. The Company may request bank, broker, nominees, custodians and fiduciaries to forward copies of the proxy soliciting material to the beneficial owners of the stock held of record by such persons and to request authority for the execution of proxies. The Company will reimburse such persons for their expenses in so doing, which is expected to be nominal in costs.


                              STOCKHOLDER PROPOSALS

       Stockholder proposals intended to be presented at the 1999 Annual Meeting must be received by the Company no later than March 20, 1999 for inclusion in the Company's Proxy Statement and form of Proxy for that meeting.


                             ADDITIONAL INFORMATION

         The Annual Report of the Company on Form 10-KSB covering the fiscal year ended March 31, 1998 was mailed to all stockholders on June 12, 1998

         Stockholders not receiving a copy of the Annual report on Form 10-KSB may obtain one by writing The First Connecticut Capital Corporation, 1000 Bridgeport Avenue, Shelton, Connecticut 06484, attention Priscilla E. Ottowell, Secretary or by calling 203-944-5400.


                                  OTHER MATTERS

         The persons named in the enclosed form of proxy have no present intention of bringing before the meeting for action any matters other than those specifically referred to above, nor has management any such intention and neither such person nor the management are aware of any matters which may be presented by others. If any other business should properly come before the meeting, the persons named in the proxy intended to vote thereon in accordance with their best judgment.

         ALL STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

                                            By Order of the Board Directors,



                                                /s/ Priscilla E. Ottowell,
                                                Priscilla E. Ottowell,
                                                       SECRETARY
Dated: September 9, 1998
Shelton, CT.

                    THE FIRST CONNECTICUT CAPITAL CORPORATION

                          ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 20, 1998


To Our Customers:

           Enclosed for your consideration is proxy soliciting material furnished to us by the Board of Directors relating to the Common Stock ("Stock") of The First Connecticut Capital Corporation ("Company") which, according to our record, we are holding for your account.

           We will appreciate instructions as to the voting of your Stock and there is attached hereto a form of authorization for your convenience. Also enclosed is a return envelope addressed to ourselves for returning your authorization.

           If instructions are not received by tenth day before the meeting, proxy may be given by the owner of record of the Stock.


                                 (TEAR OFF HERE)



--------------------------------------------------------------------------------



AUTHORIZATION SOLICITED BY THE BOARD OF DIRECTORS AND FORWARDED BY YOUR BROKER.

                    THE FIRST CONNECTICUT CAPITAL CORPORATION


         I acknowledge receipt of your letter enclosing proxy soliciting material furnished by the Board of Directors relative to the Annual Meeting of the Stockholders called to be held October 20, 1998.

         As to any Stock in said corporation held by you for my account, you are instructed as follows:

        ( ) Sign and forward the voted proxy in the form solicited by the Board of Directors.

        (  ) Do not sign the proxy.

           It is understood that you will sign and forward the proxy to the Company if no instructions are indicated.


Dated:    __________________, 1998

                                         Signature _______________________
                                                    please write legibly


                        PLEASE RETURN THIS FORM PROMPTLY

                    THE FIRST CONNECTICUT CAPITAL CORPORATION

               ANNUAL MEETING OF SHAREHOLDERS --- OCTOBER 20, 1998


           Know All Men By Theses Presents, that the undersigned shareholders of THE FIRST CONNECTICUT CAPITAL CORPORATION, hereby constitutes and appoints LOUIS
I. COHEN and MARIO D'ADDARIO or any one or more of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation for and in the names of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at the First Union Bank, Shelton Square Office, Greater Valley Chamber of Commerce, Conference Room, 2nd Floor, 900 Bridgeport Avenue, Shelton, Connecticut on October 20, 1998, 9:00 A.M. and at any adjournment thereof, receipt of the notice of which Meeting, stating the purpose thereof, being hereby acknowledged, and to vote all shares of the Company which the undersigned would be entitled to vote if then personally present, on all matters which may properly come before the Meeting.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

     I.  Election of Directors:
         DAVID ENGELSON, LAWRENCE R. YURDIN, JAN E. COHEN, THOMAS D'ADDARIO, RONALD FARRELL, MICHAEL L. GOLDMAN.

     (Instructions: To withhold authority to vote for any individual
nominee, write that nominee's name in space below)        FOR ___ AGAINST ___

              -----------------------------------------------------

     II. Appointment of Deloitte & Touche as auditors.
                                                          FOR ___ AGAINST ___


            PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Unless otherwise specified in the square provided, the undersigned's vote will be cast FOR Proposals I and II.

                             Dated  ................................., 1998

                             ..............................................

                             ..............................................
                                             Stockholder sign here


                             Please date and sign as name appears hereon
                             (Executors, Administrators, Trustee, etc., should so indicate).





    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FIRST
                        CONNECTICUT CAPITAL CORPORATION